UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024 (January 18, 2024)

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2024, TransCode Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”). Pursuant to the Purchase Agreement and the Registration Statement (as defined below), the Company agreed to sell, in a public offering (the “Offering”), an aggregate of 5,942,623 shares of the Company’s common stock (or common stock equivalent in the form of a pre-funded warrant (the “Pre-Funded Warrants”), par value $0.0001 per share (the “Common Stock”), together with accompanying common stock purchase warrants (the “Common Stock Purchase Warrants”) to purchase 11,885,246 shares of Common Stock, at a purchase price of $1.22 per share (or common stock equivalent) and two accompanying Common Stock Purchase Warrants, for gross proceeds to the Company of approximately $7.25 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company. The Offering closed on January 22, 2024.

The Common Stock Purchase Warrants will be exercisable at any time following the date of issuance, expire three and one-half years following the date of issuance and have an exercise price of $1.22 per share. The Pre-Funded Warrants were sold in lieu of shares of Common Stock, are exercisable immediately upon issuance, have an exercise price of $0.01 per share and expire when exercised in full. The Company also agreed to issue to the placement agent warrants to purchase up to 6.0% of the aggregate number of shares of Common Stock sold in the Offering, or 356,557 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants will be exercisable following the date of issuance, expire three and one-half years following the closing date of the Offering and have an exercise price of $1.525 per share.

The 5,942,623 shares of Common Stock (or Pre-Funded Warrants), Common Stock Purchase Warrants and Placement Agent Warrants were offered and sold pursuant to a registration statement on Form S-1 (File No. 333-276467), which was filed with the Securities and Exchange Commission (the “Commission”) on January 11, 2024, amended on January 17, 2024, and January 18, 2024, and declared effective by the Commission on January 18, 2024 (the “Registration Statement”).

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants, the Common Stock Purchase Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of the Pre-Funded Warrant, the Form of Common Stock Purchase Warrant and the Form of Placement Agent Warrant which are filed as exhibits to this report and are incorporated by reference herein.

Item 8.01. Other Events.

Offering Press Releases

On January 18, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 22, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Nasdaq Stockholders’ Equity Requirement

As previously disclosed, on October 26, 2023, the Company announced that the Nasdaq Hearings Panel (“Panel”) granted our request to continue listing our shares on the Nasdaq Capital Market (“Nasdaq” or the “Exchange”). Based on the information presented, the Panel granted the Company’s request for an exception until January 22, 2024, subject to the conditions outlined below.

1.	On or before November 14, 2023, following the filing of its Form 10-Q for the period ended September 30, 2023, the Company shall provide a detailed update to the Panel regarding its meeting the stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Equity Rule”). The Company provided this update to the Panel.

2.	On or before January 22, 2024, the Company shall provide an update to the Panel on how it will demonstrate long-term compliance with the Equity Rule.

The Company was advised that January 22, 2024, represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with the Equity Rule.

As a result of the Offering, as of the date of this Current Report on Form 8-K, the Company believes it has stockholders’ equity above the $2.5 million requirement and is awaiting a compliance determination from Nasdaq. In addition, on January 22, 2024, the Company provided an update to the Panel on how it plans to maintain long-term compliance with the Equity Rule. This plan is under Nasdaq review. Until Nasdaq has reached a final determination that the Company has regained compliance with all of the applicable continued listing requirements, there can be no assurances regarding the continued listing of the Company’s common stock on the Nasdaq Capital Market and the Company could be subject to delisting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on January 17, 2024)
4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 filed with the SEC on January 18, 2024)
4.3	Form of Placement Agent's Warrant (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 filed with the SEC on January 17, 2024)
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 filed with the SEC on January 18, 2024)
99.1	Press Release issued by TransCode Therapeutics, Inc., dated January 18, 2024
99.2	Press Release issued by TransCode Therapeutics, Inc., dated January 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	TransCode Therapeutics, Inc.

	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Interim Chief Executive Officer